MANAGEMENT AGREEMENT

            Management Agreement made as of this 14th day of March, 2000 (this "Agreement") between Liberty Group Services, LLC, a Delaware limited liability company ("Liberty"), and AskTheRobot, LLC, a New York limited liability company (the "Company").

            WHEREAS, the Company desires to retain Liberty to render certain services to the Company with respect to the strategy of the Company and the administration of the Company's business affairs, and the Company is willing to render such services;

            NOW, THEREFORE, the parties agree as follows:

            1. Appointment. The Company hereby appoints Liberty to provide management services to the Company to administrator its business affairs until this Agreement is terminated by either party in accordance with the terms hereof. Liberty accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

            2. Duties. Liberty will provide implementation of the Company's strategy as well as administer the Company's business affairs as requested by the Company, and, in connection therewith, the Company will furnish to Liberty and its affiliates, agents and representatives with office facilities and utilities as well as with clerical, bookkeeping and recordkeeping services at such office facilities, communications equipment and services including telephone and telefax facilities, and computer equipment and services. The services of Liberty to the Company under this Agreement are not to be deemed exclusive, and Liberty will be free to render similar services to others.

            3. Management Fee. For the services provided hereunder, the Company shall pay Liberty a fee of $5,000 per month, payable in options to purchase membership interests of the Company at a pre-money valuation of $6 million. Said fee shall be payable for the term of this Agreement, provided, however, that notwithstanding any termination of this Agreement prior to the anniversary date hereof or any sale or merger or public offering of the Company during said twelve (12) month period, said management fee (i.e., the right to purchase equity interests in the Company) shall survive for not less than a 12-month period (i.e., the right to purchase $60,000 worth of membership interests of the Company at a pre-money valuation of $6 million).

            4. Limitation of Liability. (a) None of Liberty or any of its members, managers or their respective stockholders, controlling persons, officers, directors, employees, representatives or agents or any of their respective affiliates, employees, agents or principals (collectively, "Covered Persons") will be liable to the Company for any act or omission taken or suffered by such Covered Person in good faith and in the reasonable belief that such act or omission is within the scope of authority granted to such Covered Person by this Agreement; provided that such act or omission does not constitute fraud, willful misfeasance, bad faith, or gross negligence by the Covered Person in the conduct of the duties of the Covered Person ("Disabling Conduct").

            (b) A Covered Person will incur no liability in acting upon any signature or writing reasonably believed by him to be genuine, and may rely on a certificate signed by an executive officer of any person in order to ascertain any fact with respect to such person or within such person's knowledge and may rely on an opinion of counsel selected by such Covered Person with respect to legal matters unless such Covered Person engaged in Disabling Conduct. Each Covered Person may act directly or through its agents or attorneys. Each Covered Person may consult with counsel, appraisers, engineers, accountants and other skilled persons of its choosing, and will not be liable for anything done, suffered or omitted in good faith in reasonable reliance upon the advice of such persons unless such Covered Person engaged in Disabling Conduct. No Covered Person will be liable to the Company for any mistake of fact or judgment by the Covered Person in conducting the affairs of the Company or otherwise acting in respect of and within the scope of this Agreement unless such person engaged in Disabling Conduct.

            5.  Confidentiality.  (a) Liberty  hereby  severally  covenants  and agrees that Liberty and each of its officers, directors, members, employees, agents and representatives shall retain in strict confidence, and shall not use for any purpose whatsoever, or divulge, disseminate or disclose to any third party (other than in furtherance of the business purposes of the Company or as may be required by law) all proprietary or confidential information relating to the Company's business, including, without limitation, financial information, development plans, pricing information, business methods, management information systems and software, customer lists, supplier lists, leads, solicitations and contacts, know-how, show-how, inventions, techniques, improvements, specifications, trade secrets, agreements, research and development, business plans and marketing plans of the Company, whether or not any of the foregoing are copyrightable or patentable.

                  (b) If Liberty breaches, or threatens to commit a breach of, any of the provisions of this Section 5, then the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the other and severally enforceable, and all of which rights and remedies shall be in addition to and not in lieu of, any other rights and remedies that are available at law or in equity:

                        (i) The right and remedy to have the covenants contained herein specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company; and/or

                        (ii) The right and remedy to declare a material default of this Agreement by Liberty and to recover damages therefor in accordance with applicable law.

            If any court determines that any of the covenants  contained in this
Section 5, or any part thereof, is unenforceable because of, among other reasons, the duration of such provision or the restrictive area covered thereby, such court shall have the power to reduce the duration or restrictive area of such provision and, in its reduced form, such provision will then be enforceable and shall be enforced.

            6. Indemnification. (a) The Company will, to the fullest extent permitted by applicable law, indemnify and hold harmless each Covered Person from and against all claims, liabilities and expenses of whatever nature, known or unknown, liquidated or unliquidated ("Claims") relating to or arising from activities undertaken in connection with the Company or otherwise relating to this Agreement, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees and expenses (all of such amounts are referred to as "Damages") incurred in connection with the defense or disposition of any action, suit or other proceeding (a "Proceeding"), whether civil or criminal, before any court or administrative body in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while acting as such Covered Person except with respect to any matter as to which such Covered Person shall have engaged in Disabling Conduct.

            (b) Expenses incurred by a Covered Person in defense or settlement of any Claim that may be subject to a right of indemnification hereunder may be advanced by the Company prior to the final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined ultimately that the Covered Person is not entitled to be indemnified hereunder. The right of any Covered Person to the indemnification provided herein shall be cumulative with, and in addition to, any and all rights to which such Covered Person may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Covered Person's successors, assigns and legal representatives.

            (c) Promptly after receipt by a Covered Person of notice of the commencement of any action or proceeding involving a Claim, such Covered Person will, if a claim for indemnification in respect thereof is to be made against the Company, give written notice to the Company of the commencement of such action; provided that the failure of any Covered Person to give notice as provided herein shall not relieve the Company of its obligations under this
Section 5, except to the extent that the Company is actually prejudiced by such failure to give notice. In case any such action is brought against a Covered Person, the Company will be entitled to participate in and to assume the defense thereof to the extent that the Company may wish, with counsel reasonably satisfactory to such Covered Person. After notice from the Company to such Covered Person of the Company's election to assume the defense thereof, the Company will not be liable for expenses subsequently incurred by such Covered Person in connection with the defense thereof. The Company will not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Covered Person of a release from all liability in respect to such claim or litigation.

            7. No Restriction on Activities. Nothing in this Agreement shall limit or restrict the right of any member, employee, agent or officer of Liberty to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of Liberty to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

            8. Termination. This Agreement shall continue in effect for as long as the parties hereto mutually agree, until otherwise terminated in accordance with the provisions hereof, provided, however, that the right of Liberty to purchase membership interests in the Company for an exercise price of $60,000 at a $6 million pre-money valuation shall continue in full force and effect notwithstanding any termination of this Agreement.

            9.  Notices.  Any  notice or other  communication  required  to be
                -------
given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Company at 29 East 31st Street, New York, New York 10016; or (2) to Liberty at 11 52nd Street, Brooklyn, New York 11232, and in either case, with a copy to David Lubin, Esq., at Herrick, Feinstein LLP, 2 Park Avenue, New York, New York 10016.

            10. Amendments and Waivers. This Agreement may be amended by mutual consent of the parties. Any amendment to this Agreement shall be in writing signed by the parties hereto. No provision of this Agreement shall be deemed to have been waived except if the giving of such waiver is contained in a written notice given to the party claiming such waiver and no such waiver shall be deemed to be a waiver of any other or further obligation or liability of the party or parties in whose favor the waiver was given.

            11.  Counterparts.  This  Agreement  may be executed in any number
                 ------------
of counterparts, each of which will be deemed an original and all of which taken together shall constitute a single instrument.

            12.  Headings.  The  headings of the  sections  of this  Agreement
                 --------
are inserted for convenience only and shall not be deemed to constitute a part hereof.

            13.  Successors and Assigns;  Parties in Interest.  This Agreement
                 --------------------------------------------
will inure to the benefit of and be binding upon the parties and to their respective heirs, executors, administrators, successors and permitted assigns.

            14. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect. Notwithstanding the foregoing, if any provision is so prohibited or unenforceable, the parties will, to the extent lawful and practicable, use their best efforts to enter into arrangements to effect the intent of such provision.

            15.  Governing  Law.  This  Agreement  will  be  governed  by  and
                 --------------
construed in accordance with the laws of the State of New York.

            16.  Entirety  of  Agreement.   This  Agreement   constitutes  the
                 -----------------------
entire agreement among the parties hereto with respect to the subject matter hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories below as of the day and year first above written.

                                          ASKTHEROBOT, LLC

                                          By:
                                                  Michael Vogel

                                          By:
                                                  Douglas Capeci


                                          LIBERTY GROUP SERVICES, LLC

                                           By Liberty  Group  Holdings,  Inc.,
                                           its Manager

                                           By: _________________________
                                                Name: Barry Hawk
                                                Title:  President